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                                                                   EXHIBIT 10.58
[Founder's Agreement]

                           CORINTHIAN COLLEGES, INC.
                          1998 PERFORMANCE AWARD PLAN
                      NONQUALIFIED STOCK OPTION AGREEMENT

     THIS NONQUALIFIED STOCK OPTION AGREEMENT (this "Option Agreement") by and between CORINTHIAN COLLEGES, INC., a Delaware corporation (the "Corporation"), and _____________________________ (the "Participant") evidences the nonqualified stock option (the "Option") granted by the Corporation to the Participant as to the number of shares of the Corporation's Common Stock first set forth below.

                Number of Shares of Common Stock:/1/ __________

                Exercise Price per Share:/2/    $______________

                Grant Date:/1/            _____________________

                Expiration Date:/2/       _____________________

     The Option is granted under the Corinthian Colleges, Inc. 1998 Performance Award Plan, as amended (the "Plan"), and subject to the terms and conditions attached to this Option Agreement (incorporated herein by this reference) and in the Plan. The Option has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Option is not and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein, and the Participant acknowledges receipt of the Plan.

"PARTICIPANT"                              CORINTHIAN COLLEGES, INC.
                                           a Delaware corporation
_________________________________
Signature                                  By:__________________________________

_________________________________          Print Name:__________________________
Print Name
                                           Title:_______________________________
_________________________________
Address

_________________________________
City, State, Zip Code

                               CONSENT OF SPOUSE

     In consideration of the execution of the foregoing Nonqualified Stock Option Agreement by Corinthian Colleges, Inc., I, ____________________________, the spouse of the Participant therein named, do hereby agree to be bound by all of the terms and provisions thereof, the terms and conditions attached thereto, and of the Plan.

_________________________________          _______________________
Signature of Spouse                        Date

________________
/1/  Subject to adjustment under Section 6.3 of the Plan.
/2/ Subject to early termination under Section 6.3 of the Plan or the attached terms.
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                        TERMS AND CONDITIONS OF OPTION

1.   Vesting; Limits on Exercise.
     ---------------------------

     The Option cannot be exercised until it vests and becomes exercisable. Unless the Committee otherwise provides, the Option will not vest or become exercisable in any circumstances prior to the date that is six months after the Award Date. Thereafter, the Option will become vested, subject to adjustments, as follows:

------------------------------------      --------------------------------------
               DATE/3/                             EXTENT OF VESTING/1/,/4/

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

------------------------------------      --------------------------------------

     .   Exercisability.  Vesting and exercisability are different events. The
         --------------
         Option shall not become exercisable prior to the time set forth in
         Section 2.3.2 of the Plan.

     .   Cumulative Exercisability.  To the extent that the Option is vested and
         -------------------------
         exercisable, the Participant has the right to exercise the Option (to the extent not previously exercised), and such right shall continue until the expiration or earlier termination of the Option.

     .   No Fractional Shares.  Fractional share interests shall be disregarded,
         --------------------
         but may be cumulated.

     .   Minimum Exercise.  No fewer than 100/1/ shares of Common Stock may be
         ----------------
         purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

2.   Continuance of Employment Required; No Employment Commitment.
     ------------------------------------------------------------

     Except as expressly provided in Section 4 below, the vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the

______________
/3/  [Corporation: Insert date(s) on which vesting will occur.]
/4/ [Corporation: Insert number of shares. Total must equal the total number of shares subject to the Option.]

                                       1
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applicable installment of the Option and the rights and benefits under this
Option Agreement. Partial service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

     Nothing contained in this Option Agreement or the Plan constitutes an employment commitment by the Company, affects the Participant's status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by the Company or any Subsidiary, interferes in any way with the right of the Company or any Subsidiary at any time to terminate such employment, or affects the right of the Company or any Subsidiary to increase or decrease the Participant's other compensation.

3.   Method of Exercise of Option.
     ----------------------------

     The Option shall be exercisable by the delivery to the Secretary of the Corporation of a written notice stating the number of shares of Common Stock to be purchased pursuant to the Option and accompanied by:

     . Delivery of an executed Exercise Agreement in substantially the form attached hereto as Exhibit A or such other form as from time to time may be required by the Committee (the "Exercise Agreement");

     . Payment in full for the Exercise Price of the shares to be purchased, by check or electronic funds transfer to the Corporation or certified or cashier's check payable to the order of the Corporation, subject to such specific procedures or directions as the Committee may establish;

     . satisfaction of the tax withholding provisions of Section 6.5 of the Plan; and

     . any written statements or agreements required pursuant to Section 6.4 of the Plan.

The Committee also may authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by:

     . notice and third party payment in such manner as may be authorized by the Committee; and/or

     . shares of Common Stock already owned by the Participant, valued at their Fair Market Value on the exercise date, provided, however, that
                                                       --------  -------
         any shares initially acquired upon exercise of a stock option or otherwise from the Corporation must have been owned by the Participant for at least six (6) months before the date of such exercise.

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4.   Early Termination of Option.
     ---------------------------

     The Option, to the extent not previously exercised, and all other rights hereunder, whether vested and exercisable or not, shall terminate and become null and void prior to the expiration date in the event of:

     .   the Participant's termination of employment as provided below, or

     .   the termination of the Option pursuant to Section 6.3 of the Plan.

     The following termination of employment provisions shall apply to the Option, subject in each case to Sections 1.6 and 6.3 of the Plan, notwithstanding anything in Section 6.2 of the Plan to the contrary:

     . Resignation. If the Participant resigns from the Company for any reason other than due to Retirement (as defined below) or Total Disability, the Participant will have until the later of the following two dates to exercise the Option to the extent that it is vested on the Severance Date: (1) the date which is three months after the Severance Date, or (2) the date which is one month after the date the Option first becomes exercisable pursuant to Section 2.3.2 of the Plan. If the Participant suffers a Total Disability or dies within 30 days after a termination described in the preceding sentence, the three-month period referred to in clause (1) of the foregoing sentence shall be extended to twelve months. The Option, to the extent not vested on the Severance Date, will terminate.

     . Cause. If the Participant's employment is terminated by the Company for Cause, which action must be taken by the Board, the Option will terminate on the Severance Date (whether or not vested and/or exercisable). For this purpose only, "Cause" means (1) any act of theft, embezzlement, fraud, dishonesty, gross negligence, repeated failure to perform assigned duties, a breach of fiduciary duty to the Corporation or a breach of or deliberate disregard of applicable law or Company policy; (2) the unauthorized disclosure of any confidential information of the Corporation; (3) unfair competition with the Corporation; (4) inducement of any customer of the Corporation to break any contract with the Corporation; or (5) inducement of any principal for whom the Corporation acts as agent to terminate such agency relationship.

     . Death, Disability, Retirement, Termination by the Company Without Cause. If the Participant's employment by the Company terminates as a result of the Participant's Total Disability, Retirement or death, or if the Participant is terminated by the Company without Cause, then the termination of the Participant's employment will have no effect on the Option and the Option will continue to vest and become exercisable in accordance with Section 1 and the Participant (or the Participant's Personal Representative or the Participant's Beneficiary, as the case may be) will have until the expiration

                                       3
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         of the stated term of the Option to exercise the Option. For purposes of this Agreement, "Retirement" means the Participant's termination of employment upon or after attaining age 55.

5.   Non-Transferability.
     -------------------

     The Option and any other rights of the Participant under this Option Agreement or the Plan are nontransferable and exercisable only by the Participant, except as set forth in Section 1.8 of the Plan..

7.   Notices.
     -------

     Any notice to be given under the terms of this Option Agreement or the Exercise Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Participant is no longer an Eligible Person, shall be deemed to have been duly given by the Corporation when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

8.   Plan.
     ----

     The Option and all rights of the Participant under this Option Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant acknowledges receipt of a copy of the Plan and agrees to be bound by the terms thereof. The Participant acknowledges reading and understanding the Plan. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not and shall not be deemed to create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.
-----

9.   Entire Agreement.
     ----------------

     This Option Agreement (together with the form of Exercise Agreement attached hereto) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, this Option Agreement and the Exercise Agreement may be amended pursuant to Section 6.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Exercise Agreement in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall

                                       4
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operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

10.  Governing Law; Limited Rights[; Stockholder Approval].
     -----------------------------------------------------

     10.1. Delaware Law. This Option Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

     10.2. Limited Rights. The Participant has no rights as a stockholder of the Corporation with respect to the Option as set forth in Section 6.7 of the Plan.

(Remainder of Page Intentionally Left Blank)

                                       5
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                                                                       EXHIBIT A
                                                                       ---------

                           CORINTHIAN COLLEGES, INC.
                          1998 PERFORMANCE AWARD PLAN
                           OPTION EXERCISE AGREEMENT

     The undersigned (the "Purchaser") hereby irrevocably elects to exercise his/her right, evidenced by that certain Nonqualified Stock Option Agreement dated as of ____________________ (the "Option Agreement") under the Corinthian Colleges, Inc. 1998 Performance Award Plan (the "Plan"), as follows:

     . the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock (the "Shares") of Corinthian Colleges, Inc. (the "Corporation"), and

     . such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 6.5 of the Plan).

     Capitalized terms are defined in the Plan if not defined herein.

     Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to: ___________
_______________________________________________________________________________.

     Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein and the current Plan Prospectus and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.

"PURCHASER"                            ACCEPTED BY:

__________________________________     CORINTHIAN COLLEGES, INC.
Signature                              a Delaware corporation

__________________________________     By:______________________________________
Print Name
                                       Print Name:______________________________
__________________________________
Address                                Title:___________________________________

__________________________________     (To be completed by the corporation after
City, State, Zip Code                  the price (including applicable
                                       withholding taxes), value (if applicable) and receipt of funds is verified.)